                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [_]


Check the appropriate box:

[_] Preliminary Proxy Statement    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            FIRST FINANCIAL BANCORP
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                            FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1996


TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:


       You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 23, 1996, at 5:30 p.m., Pacific Time, for the following purposes:

1. To elect a Board of eight directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

        Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

          "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the Corporation must disclose regarding director nominees in the Corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

     Only shareholders of record at the close of business on March 1, 1996, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.

                              By Order of the Board of Directors



                              David M. Philipp
                              Senior Vice President, Chief Financial Officer, and Secretary

Lodi, California
March 29, 1996

                            FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242


                                PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 23, 1996, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about March 29, 1996.

     The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, and, at the proxyholders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to postpone or adjourn the meeting).


                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were issued and outstanding 1,306,996 shares of the Company's common stock, no par value (the "Common Stock"), on March 1, 1996, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

     On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.


                             PRINCIPAL SHAREHOLDERS

     As of March 1, 1996, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

TITLE OR    NAME AND ADDRESS OF    NUMBER OF SHARES    PERCENTAGE
CLASS         PRINCIPAL OWNER     BENEFICIALLY OWNED      OWNED
- ----------  --------------------  -------------------  -----------

  Common    Weldon D. Schumacher          104,535 (1)        7.66%
  Stock     1303 Rivergate Drive
            Lodi, CA 95240

  Common    Raymond H. Coldani             71,594 (2)        5.25%
  Stock     13199 N. Ray Road
            Lodi, CA 95242


  (1) Includes 1,922 shares owned by Dr. Schumacher's wife, 84,970 shares held as community property and 525 shares subject to options that are exercisable as of March 1, 1996, or become exercisable within 60 days thereafter.

  (2) Includes 13,230 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 2,625 shares subject to options that are exercisable as of March 1, 1996, or become exercisable within 60 days thereafter.


                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

       The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors. The authorized number of directors to be elected at the Annual Meeting is eight. The term of office for each director extends until the next annual meeting and until his or her successor is elected and qualified.

       The names of the eight nominees for whom votes will be cast pursuant to the proxies which are hereby solicited are set forth below. All of the nominees are currently serving as directors of the Company and its subsidiary, Bank of Lodi, N.A. (the "Bank"), and all of the nominees have been serving in such capacities since the organization of the Company in May, 1982.

       The authorized number of directors elected at the 1995 annual meeting was nine. Daniel R. Anderson served as a member of the Board of Directors of the Company (and the Board of Directors of the Bank) for all of 1995. Mr. Anderson resigned from his position as President and Chief Executive Officer of the Company effective August 24, 1995, and he resigned as a Director of the Company (and the Bank) effective January 25, 1996. Thereafter, the Board of Directors reduced the authorized number of directors to eight.

       Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below, subject to the proxyholders' discretionary power to cumulate votes. The eight nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any nominee is unable to serve, the proxies will be voted by the proxyholders in their discretion for another person. Management has no reason to believe that any of the nominees will decline to serve as a director.

       The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.


                                                               COMMON STOCK BENEFICIALLY
                                                               OWNED AS OF MARCH 1, 1996
                                                               -------------------------
                                                                NUMBER OF
       NAME                         AGE  POSITION WITH COMPANY   SHARES       PERCENT
- ----------------------------------  ---  ---------------------  ---------     -------
  Bozant Katzakian (a,c,d)           81  Chairman of the Board     45,845(1)     3.36%
                                         of Directors

  Angelo J. Anagnos (b,d)            61  Director                  26,538(2)     1.95%

  Raymond H. Coldani (c)             71  Director                  71,594(3)     5.25%

  Benjamin R. Goehring (a,b,c,d)     64  Director                  33,129(4)     2.43%

  Michael D. Ramsey (c)              57  Director                  26,990(5)     1.98%

  Frank M. Sasaki (b,d)              67  Director                  13,712(6)     1.01%

  Weldon D. Schumacher (a,b,d)       60  Director                 104,535(7)     7.66%

  Dennis R. Swanson (a,b,d)          62  Director                  29,028(8)     2.13%

  All directors and officers                                      395,361(9)    28.99%
  as a group (11 persons)

  _______________________________

    (a) Member of the Executive Committee
    (b) Member of the Audit Committee and the Compensation and Stock Option Committee
    (c) Member of the Loan and Investment Committee
    (d) Member of the Marketing Committee
  _______________________________

(1) Includes 43,220 shares held in trust by Mr. Katzakian and his wife as trustees and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(2) Includes 8,796 shares owned by Mr. Anagnos' wife and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(3) Includes 13,230 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(4) Includes 11,259 shares owned by Mr. Goehring's wife, 925 shares owned by Mr. Goehring in joint tenancy with his children, and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(5) Includes 5,292 shares owned by the Newman & Ramsey Pension and Profit Sharing Trust, 3,197 shares owned by Lobaugh, Newman & Ramsey Inc., 15,876 shares owned by Mr. Ramsey as community property and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(6) Includes 11,087 shares owned by Mr. Sasaki as community property together with his wife and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(7) Includes 1,922 shares owned by Dr. Schumacher's wife, 84,970 shares held as community property and 525 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(8) Includes 10,292 shares held by Charles Schwab & Co., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 559 shares held by Bank of Lodi, N.A., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 15,552 shares owned by Dr. Swanson as community property together with his wife, and 2,625 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

(9) Officers included in this total are the President and Chief Executive Officer, the Executive Vice President, and the Senior Vice President, Chief Financial Officer and Secretary, of the Company and the Bank. Shares include 38,000 shares subject to options that are exercisable as of March 1, 1996 or become exercisable within 60 days thereafter.

       The following is a brief description of the business experience of each nominee.

       BOZANT KATZAKIAN has been Chairman of the Board of the Company since inception and was Chairman of the Board of the Bank from inception through February 23, 1995. He also has served as Chairman of Delta Title Guaranty Co. and as a member of the Board of Directors for Oceanic Financial Corporation in San Francisco and Old Republic Title of San Francisco. Mr. Katzakian served eight years on the Lodi City Council and was the Mayor of Lodi for three years. Mr. Katzakian was instrumental in organizing the Lodi Area Crime Stoppers and served as its first President. Mr. Katzakian has been active in, and is a past President of, the Lodi Lodge of the Fraternal Order of Eagles, Lodi Lions Club, Lodi District Chamber of Commerce, Lodi Board of Realtors, Lodi Grape Festival and National Wine Show, Central Valley Division of California Cities, and District Seven California Association of Realtors. Mr. Katzakian was also the 1968 Lodi Outstanding Citizen of the Year, is a member of both the Realtors and United Way Volunteer Hall of Fame, and past recipient of the Lions International Melvin Jones Fellow Award.

       ANGELO J. ANAGNOS has been an active partner in Sunwest Liquors and Delicatessen, Lodi, California, since January, 1983. From 1957 to January 1983, he was the owner of Payless Market and Liquors in Lodi, California. Mr. Anagnos is a member of a number of fraternal and professional organizations, including Lodi Elks Club, Lodi Eagles, Order of the Ahepa, Lodi Hellenic Society and the Lodi District Chamber of Commerce.

       RAYMOND H. COLDANI has been a self-employed farmer and real estate broker in Lodi, California for 30 years, and is the President and co-owner of Coldani Realty, Inc. He is a member of the Lodi Board of Realtors and serves on the Board of Directors for Reclamation District No. 548.

       BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank on February 13, 1996. He is President of TEG Technologies, Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for Guild Winery, the Mokelumne River School, and several environmental companies.

       MICHAEL D. RAMSEY is Vice President of the Reeves Company, Inc. Insurance Brokers. Mr. Ramsey has been the owner of Lobaugh, Newman & Ramsey, Inc. since 1972. He holds a Bachelor of Science degree from the University of the Pacific in Stockton, California. Mr. Ramsey is active in several civic, fraternal and professional organizations, including the Independent Insurance Agents of San Joaquin County, the Independent Insurance Agents of America, Woodbridge Masonic Lodge #131, Ben Ali Shriner, and Stockton Scottish Rite.

       FRANK M. SASAKI has been the owner of Sak's T.V. and Home Furnishings in Lodi, California, since 1954. Mr. Sasaki is also active in several civic, fraternal and professional organizations, including the Boy Scouts of America, the Lodi Lions Club, the Lodi Japanese American Citizens League, the Lodi District Chamber of Commerce and the California State Electronics Association.

       WELDON D. SCHUMACHER, M.D. has been engaged in the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

       DENNIS R. SWANSON, D.C. has been a practicing chiropractor in Lodi since 1965. He graduated from Los Angeles College of Chiropractic in 1964 and has been active in State and local professional organizations. He is a member of the American Chiropractic Association, the California Chiropractic Association, and the San Joaquin County Chiropractic Society. Dr. Swanson served a four year gubernatorial appointment to the California State Board of Medical Quality Assurance, and also served for 18 years as a commissioner of the Lodi Parks and Recreation Commission.


                      COMMITTEES OF THE BOARD OF DIRECTORS

       In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, an Audit Committee, a Loan and Investment Committee, a Marketing Committee, and a Compensation and Stock Option Committee. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

       The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

       The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may, by law, be delegated to it by the Board of Directors. The Executive Committee met four times during 1995.

       The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company,
  (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) nominate, with the approval of the Board, the firm of independent auditors to be submitted to the shareholders of the Company for ratification at the annual meeting thereof, if such submission is deemed desirable by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Board may direct, and (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties. The functions of the Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met twelve times during 1995.

       The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function, (iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met twenty-four times during 1995.

       The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and (iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met seven times during 1995.

       The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation Committee met three times during 1995.

       The Board of Directors of the Bank held twelve regular meetings during 1995, and the Board of Directors of the Company also held twelve regular meetings during 1995. No director attended fewer than 75% of the total number of meetings of the Board and the committees on which he served during 1995.


       COMPENSATION OF DIRECTORS

       During 1995, fees totaling $108,950 were paid to the Directors for attending meetings of the Bank's Board of Directors. Prior to August 1, 1995, each Director received $400 for each Bank Board meeting and $150 for each Bank Committee meeting attended. Effective August 1, 1995, each Director receives $550 for each Bank Board meeting attended and $200 for each Bank Committee meeting attended. No such fees were paid to the Directors for attending Board or Committee meetings of the Company in 1995.

       Effective November 1, 1995, the Chairman of the Board of Directors of the Bank is paid $650 for each Bank Board meeting and may also be paid $50 per hour for up to eleven hours of specified consulting work. Each Committee Chairman is paid $300 for each Bank Committee meeting attended, effective August 1, 1995.

       The Directors also receive options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements -- 1991 Stock Option Plans" herein.


                             EXECUTIVE COMPENSATION

       SUMMARY COMPENSATION TABLE

       The following table sets forth, for each of the last three fiscal years, the compensation of Leon J. Zimmerman, President and Chief Executive Officer of the Bank during 1995. Mr. Zimmerman was appointed President and Chief Executive Officer of the Bank effective August 25, 1994, and President and Chief Executive Officer of the Company effective August 24, 1995. Prior to such appointments, Mr. Zimmerman served as Executive Vice President and Chief Credit Officer of the Bank and Executive Vice President of the Company. No other officer of the Company or the Bank received for the fiscal year ended December 31, 1995 annual salary and bonus exceeding $100,000.



                                                                Long-Term Compensation
                                                     ------------------------------------------------
            Annual Compensation                              Awards         Payouts
            --------------------                     ---------------------  -------
                                                     Restricted
                                  Other Annual        Stock                LTIP      All Other
Year       Salary (1)   Bonus   Compensation (2)    Award(s)     Options  Payouts   Compensation
- --------  -----------  -------  ----------------  -------------  -------  -------  ---------------

1995      $125,000     $17,500         -              -             -        -       $4,028(3)
1994      $110,227         -           -              -             -        -       $3,231
1993      $ 73,800         -           -              -             -        -       $5,710

  (1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at Mr. Zimmerman's election.

  (2) Mr. Zimmerman did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 1995, 1994 and 1993.

  (3) All other compensation includes a contribution of $1,700 to the Employee Stock Ownership Plan (see description hereinbelow) and a matching contribution to the Bank's 401(k) Plan of $2,328 for the year ended December 31, 1995.


     AGGREGATED OPTION EXERCISES IN 1995 AND FISCAL YEAR-END OPTION VALUES

       The following table sets forth information pertaining to options exercised during the last fiscal year and unexercised options as of the end of the last fiscal year for Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank:



 Number of      Value Realized       Securities Underlying        Value of Unrealized
  Shares       (Market Price at      Number of Unexercised            in-the-money
 Acquired        exercise less         Options at FY-End           Options at FY-End
on Exercise     exercise price)   Exercisable   Unexercisable   Exercisable  Unexercisable
- -------------  -----------------  -----------   -------------   -----------  -------------

     -               -            18,000         27,000         $32,760      $49,140


  No options were granted to Mr. Zimmerman in 1995 and he did not exercise any options in 1995.


       TRANSACTIONS WITH MANAGEMENT

       During 1995, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

       There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors, except the following:

       The Reeves Company, Inc., Insurance Brokers, of which Michael D. Ramsey is Vice President, is the Company's insurance broker. During 1994, Mr. Ramsey received $2,091 in insurance premium commission payments.

       Daniel R. Anderson, former Director and President and Chief Executive Officer of the Company, received $34,103 in salary payments during 1995.


       CHANGE IN CONTROL ARRANGEMENTS

       1982 STOCK INCENTIVE PLAN. On December 20, 1982, the Board of Directors and the sole shareholder of the Company adopted the First Financial Bancorp 1982 Stock Incentive Plan (the "Plan"). The Plan was ratified by the Company's shareholders at the 1982 Annual Meeting. A total of 250,000 shares of Common Stock were reserved for issuance under the Plan. All options granted under the Plan are exercisable at the fair market value of the Company's Common Stock at the date of grant and expire ten years from the date of grant. The Compensation and Stock Option Committee of the Board of Directors is responsible for administering the Plan. The Plan allows for the issuance of incentive stock options under Section 422 of the Internal Revenue Code to employees and officers, as well as stock options which are not qualified under Section 422 of the Code, or nonstatutory stock options, to directors, officers and employees.

       The Plan continued for a period of ten years and no options may be granted under the Plan after December 29, 1992. The Board of Directors of the Company adopted the 1991 Employee Stock Option Plan and the 1991 Director Stock Option Plan and the shareholders approved such Stock Option Plans at the 1991 Annual Meeting. Therefore, the Plan has been discontinued. Such discontinuance will not adversely affect any stock option previously granted and outstanding under the Plan.

       1991 STOCK OPTION PLANS. On February 19, 1991, the Board of Directors adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "Stock Option Plans"). The Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including the eight nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock.

       CHANGE IN CONTROL.   In the event of a sale, dissolution or liquidation
  of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1982 Stock Incentive Plan, the 1991 Employee Stock Option Plan and 1991 Director Stock Option Plan if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided, however that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution.


       EMPLOYEE STOCK OWNERSHIP PLAN

       Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Bank's profitability. Contributions to the plan are invested primarily in the common stock the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vesting after seven years. The Bank's contribution to the plan for 1995 was $55,724.

       COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any person who owns more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Directors, executive officers and greater than ten percent shareholders, if any, are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all directors and executive officers of the Company were in compliance with the applicable Section 16(a) filing requirements. To the Company's knowledge, during the fiscal year ended December 31, 1995, no person owned more than ten percent of the Common Stock of the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has selected KPMG Peat Marwick as the Company's certified public accountant for 1996. KPMG Peat Marwick audited the financial statements of the Company for the year ended December 31, 1995. KPMG Peat Marwick has no interest, financial or otherwise, in the Company. The services rendered by KPMG Peat Marwick during the 1995 fiscal year were audit services and included consultation in connection with various accounting and tax reporting matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG Peat Marwick during the 1995 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

       A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

       The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 1995 accompanies this Proxy Statement.

       A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, is available to shareholders without charge upon written request to David Philipp, Senior Vice President, Chief Financial Officer, and Secretary, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242.


                SHAREHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

       Next year's Annual Meeting is scheduled to be held on April 22, 1997. Any proposal of a shareholder intended to be presented at the Company's 1997 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than November 30, 1996. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242.



                                 OTHER MATTERS

       Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

       You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                    By Order of the Board of Directors,



                                    David M. Philipp
                                    Senior Vice President, Chief Financial
                                    Officer,
                                    and Secretary



  Lodi, California
  March 29, 1996

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